UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2007 (November 27, 2007)

UNION DRILLING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51630	16-1537048
(Commission File Number)	(I.R.S. Employer Identification No.)

4055 International Plaza, Suite 610 Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(817) 735-8793

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 20, 2007, the Compensation Committee of Union Drilling, Inc. (the “Company”) determined to recommend minor changes to the Company’s Amended and Restated 2000 Stock Option Plan (“2000 Plan”), the 2005 Stock Option Plan (“2005 Plan”) and the accompanying form of stock option agreement for each of the 2000 Plan and the 2005 Plan. Certain changes were made in order to ensure the 2000 Plan and the 2005 Plan, and their respective accompanying form of stock option agreement, either would be compliant with, or fall under an exception from, the requirements or scope of Internal Revenue Code section 409A.

On November 27, 2007, in accordance with the respective terms of the 2000 Plan and 2005 Plan, the Board of Directors, upon the recommendation of the Compensation Committee, approved the changes.

In particular, the Board:

•	Modified the definition of “Fair Market Value” in both the 2000 Plan and 2005 Plan;

•	Added the definition “Retirement” and “Retires” to the 2000 Plan so as to be consistent with existing language in the 2005 Plan;

•	Added the definition “Ten Percent Stockholder” to the 2005 Plan so as to be consistent with existing language in the 2000 Plan;

•	Added language in the 2005 Plan regarding section 162(m) of the Code so as to be consistent with existing language in the 2000 Plan;

•

Made general housekeeping edits to certain provisions (e.g., minor updating, rephrasing or conforming changes) to clarify the 2000 Plan and the 2005 Plan and their respective accompanying form of stock option agreement.

The summary above does not purport to be complete and is qualified in its entirety by reference to the actual text of the amendments to the 2000 Plan and 2005 Plan and their respective accompanying form of stock option agreement, all as amended effective on November 27, 2007 and as filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K (each being incorporated herein by reference).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Union Drilling, Inc. Amended and Restated 2000 Stock Option Plan and Its Accompanying Form of Stock Option Agreement

10.2	First Amendment to Union Drilling, Inc. 2005 Stock Option Plan and Its Accompanying Form of Stock Option Agreement

[The remainder of this page was intentionally left blank]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION DRILLING, INC.

Date: November 30, 2007	By:	/s/ Christopher D. Strong
Christopher D. Strong, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Union Drilling, Inc. Amended and Restated 2000 Stock Option Plan and Its Accompanying Form of Stock Option Agreement

10.2	First Amendment to Union Drilling, Inc. 2005 Stock Option Plan and Its Accompanying Form of Stock Option Agreement